Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MicroChannel Technologies Corporation (the “Company”) on Form 10-Q for the quarter ending February 29, 2016, as filed with the Securities and Exchange Commission on January 26 ,2018 (the “Report”), I, Garry McHenry, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 26, 2018	/s/ Garry McHenry
Garry McHenry
Chief Executive Officer and Chief Financial Officer